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                                                                EXHIBIT 10.17

                                                                FISCAL YEAR 2005
                                                                EXECUTIVE BONUS
                                                                PLAN

                                                                Airgas, Inc.

                                                                April 2004

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PURPOSE OF THIS DOCUMENT

The purpose of this document is to allow bonus eligible employees at Airgas, Inc. to understand the mechanics, measures, and other design features of the Fiscal Year 2005 Executive Bonus Plan, and serve as a guide in the implementation and administration of the plan. Included are payout schedules, specific definitions and terminology, and basic plan governance.

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AIRGAS, INC. FISCAL YEAR 2005 EXECUTIVE BONUS PLAN

PURPOSE OF THE PLAN

The purpose of the Airgas, Inc. Fiscal Year 2005 Executive Bonus Plan (the "Plan") is to align Management's efforts with the strategic goals of the Company through competitive annual incentive opportunities. This plan will be effective from April 1, 2004 to March 31, 2005 (the "Plan Year").

ELIGIBILITY

Participation in the Plan is determined by the functional executive (e.g., CFO, CIO, Senior Vice President).

TARGET AWARDS

Participants in the Executive Bonus Plan will be eligible for an annual cash incentive award (the "Award") based on the achievement of predetermined goals. An annual incentive or bonus target is generally determined based on the participant's position in the organization, and can vary according to the judgement of management.

PERFORMANCE MEASUREMENT

Final Award payments are determined by adjusting the target award upward or downward based on achievement relative to a variety of performance measures, including: Corporate/Consolidated financial performance, individual accountabilities, Operating Company and Area performance. Depending upon an individual's position and responsibilities, these various performance measures, assessed based on different weightings, will determine the Award. Performance measures and weighting have been established for three categories of participants: Corporate, Operating Company Management and Area Managers. Details are provided below.

CORPORATE/CONSOLIDATED PERFORMANCE

Assessment of Corporate/Consolidated performance is based on achievement relative to consolidated:

      -     EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION
            (EBITDA);

      -     SALES; and

      -     RETURN ON CAPITAL (ROC).

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is defined as revenue minus expenses (excluding interest, taxes, depreciation and amortization).

Return on Capital (ROC) is defined as:

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ROC = EBITDA - (80% x Depreciation Expense) - Unleveraged Cash Taxes
      --------------------------------------------------------------
               Average Capital Outstanding During the Year

Performance against these measures will be determined based on achievement relative to predetermined targets for the Plan Year, as set forth and approved by the Governance and Compensation Committee of the Airgas, Inc. Board of Directors.

INDIVIDUAL ACCOUNTABILITIES

Individual performance is measured based on achievement relative to at least one "line-of-sight" goal in the Plan Year. Prior to each Plan Year, each participant will meet with his/her manager to develop individual performance goals that are quantifiable (where possible) and are aligned to the Company's goals and key financial performance metrics. In addition, these goals should represent "stretch" targets that are attainable, yet challenging.

OPERATING COMPANY METRICS

Assessment of operating company performance is based on achievement relative to financial performance goals set for the operating company in which the individual works. For the upcoming Plan Year, financial performance at the operating company level will be based on three measures:

-     EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA);

-     SALES; and

-     RETURN ON AVERAGE CAPITAL EMPLOYED (RACE).

RACE is defined as EBITDA / Average Capital outstanding for the year. It represents a return on investment measure that includes factors under operating management control.

Performance against these measures will be determined based on achievement relative to predetermined targets for the Plan Year, as set forth and approved by the Governance and Compensation Committee.

AREA PERFORMANCE METRICS

The term "Area" can be defined as either a specific geographic area (group of branches or sales territory) or functional area. For the upcoming Plan Year, financial performance at the Area level will be based on two measures:

-     EARNING BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA);
      and

-     SALES.

It is recognized that EBITDA may not be an appropriate measure for Area performance in all cases. Where necessary, operating company management may use a measure that is closely aligned with EBITDA.

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Performance against these measures will be determined based on achievement relative to predetermined targets for the Plan Year, as set forth and approved by the Governance and Compensation Committee.

WEIGHTING OF PERFORMANCE GOALS

CORPORATE EMPLOYEES

For corporate employees, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:

            CONSOLIDATED AIRGAS
---------------------------------------
EBITDA             SALES            ROC        INDIVIDUAL PERFORMANCE
------             -----            ---        ----------------------
 50%                15%             15%                  20%

OPERATING COMPANY MANAGEMENT

For operating company management, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:

CONSOLIDATED PERFORMANCE            OPERATING COMPANY PERFORMANCE
------------------------   ---------------------------------------------
         EBITDA            EBITDA               SALES               RACE   INDIVIDUAL PERFORMANCE
------------------------   ------               -----               ----   ----------------------
          10%                50%                 15%                 15%            10%

AREA MANAGERS

For Area managers within the operating companies, Award payments will be awarded based on the relative achievement of these goals carrying the following weights:

  AREA PERFORMANCE          OPERATING COMPANY PERFORMANCE        INDIVIDUAL PERFORMANCE
--------------------        -----------------------------        ----------------------
SALES         EBITDA        SALES                  EBITDA        METRIC 1       METRIC 2
-----         ------        -----                  ------        --------       --------
 20%            40%          10%                     20%            5%             5%

DETERMINING INCENTIVE PAYOUTS

Achievement relative to these specific goals determines the extent to which a participant receives an Award. For quantitative goals, such as corporate/consolidated, operating company and Area financial measures, performance is assessed relative to threshold, target, and maximum levels. The Governance and Compensation Committee has approved tables that identify corresponding incentive

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payout levels related to threshold, target, and maximum performance levels for quantitative goals (see graphs below).

For individual accountabilities a maximum achievement percentage for any single goal or group of goals is 100%, and anything short of full achievement of such goals will be given an achievement percentage between 0% and 100%. Prior to the Plan Year, or shortly thereafter, the participant and his or her manager will agree on the performance framework.

PAY FOR PERFORMANCE RELATIONSHIP

The following graphs indicate the relationship between the achievement of a particular financial goal and the payout for that goal associated with that level of achievement. The weighting of these financial goals in determining an overall incentive payout, depends on the participant's position and level of responsibility.

                        [PERFORMANCE RELATIONSHIP GRAPH]

          ROC
----------------------
ACHIEVEMENT   PAYOUT %
-----------   --------
   -0.8%         50%
   -0.7%         50%
   -0.6%         70%
   -0.5%         70%
   -0.4%         90%
   -0.3%         90%
   -0.2%        100%
   -0.1%        100%
    0.0%        100%
    0.1%        100%
    0.2%        100%
    0.3%        110%
    0.4%        110%
    0.5%        120%
    0.6%        120%
    0.7%        130%
    0.8%        130%

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                        [PERFORMANCE RELATIONSHIP GRAPH]

          RACE
----------------------
ACHIEVEMENT   PAYOUT %
-----------   --------
     90%         20%
     91%         30%
     92%         40%
     93%         50%
     94%         60%
     95%         70%
     96%         80%
     97%         90%
     98%        100%
     99%        100%
    100%        100%
    101%        100%
    102%        100%
    103%        110%
    104%        120%
    105%        130%
    106%        140%
    107%        150%

                        [PERFORMANCE RELATIONSHIP GRAPH]

          SALES
----------------------
ACHIEVEMENT   PAYOUT %
-----------   --------
     94%         10%
     95%         20%
     96%         30%
     97%         40%
     98%         60%
     99%         80%
    100%        100%
    101%        110%
    102%        120%
    103%        130%
    104%        140%
    105%        150%

                        [PERFORMANCE RELATIONSHIP GRAPH]

         EBITDA
----------------------
ACHIEVEMENT   PAYOUT %
-----------   --------
     87%         20%
     88%         25%
     89%         30%
     90%         35%
     91%         40%
     92%         45%
     93%         50%
     94%         55%
     95%         60%
     96%         70%
     97%         80%
     98%         90%
     99%        100%
    100%        100%
    101%        100%
    102%        110%
    103%        120%
    104%        130%
    105%        140%

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EXAMPLES

1. Corporate

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

      -     EBITDA was 101% of Plan target, which means a payout of 100%;

      -     Sales were 101% of Plan target, which means a payout of 110%;

      -     ROC was at 0.1% above target, leading to a payout of 100%;

      -     This employee met 80% of individual goals

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
     PERFORMANCE                      MULTIPLIED  PERFORMANCE          MEASURE  MULTIPLIED  PAYOUT
       MEASURE          TARGET BONUS      BY       WEIGHTING   EQUALS  TARGET       BY        %     EQUALS  PAYOUT
     -----------        ------------  ----------  -----------  ------  -------  ----------  ------  ------  ------
EBITDA                  $      5,000      X            50%       =     $ 2,500      X         100%    =     $2,500
SALES                   $      5,000      X            15%       =     $   750      X         110%    =     $  825
ROC                     $      5,000      X            15%       =     $   750      X         100%    =     $  750
Individual Performance  $      5,000      X            20%       =     $ 1,000      X          80%    =     $  800
                                                      ---              -------                              ------
TOTALS                                                100%             $ 5,000                              $4,875
                                                      ---              -------                              ------

2. Operating Company Management

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

      - Corporate/Consolidated EBITDA was 101% of Plan target, which means a payout of 100%;

      - EBITDA at the operating company was 100% of target, leading to a payout of 100%;

      - Sales at Operating company were 101% of target, leading to a payout of 110%;

      - RACE at Operating company was 101% of target, leading to a payout of 100%;

      -     Employee met 80% of individual performance goals.

          PERFORMANCE          TARGET   MULTIPLIED  PERFORMANCE          MEASURE  MULTIPLIED  PAYOUT
            MEASURE             BONUS      BY        WEIGHTING   EQUALS  TARGET       BY         %    EQUALS  PAYOUT
-----------------------------  -------  ----------  -----------  ------  -------  ----------  ------  ------  ------
Corporate/Consolidated
         -     EBITDA           $5,000        X         10%        =     $  500        X       100%     =     $  500
Operating Company Performance
         -     EBITDA           $5,000        X         50%        =     $2,500        X       100%     =     $2,500
         -     Sales            $5,000        X         15%        =     $  750        X       110%     =     $  825
         -     RACE             $5,000        X         15%        =     $  750        X       100%     =     $  750
Individual Performance          $5,000        X         10%        =     $  500        X        80%     =     $  400
                                                       ---               ------                               ------
TOTALS                                                 100%              $5,000                               $4,975
                                                       ---               ------                               ------

3. Area Managers - Operating Company

This employee earns $50,000 and has a target percentage of 10% of her base salary or $5,000. At the end of the Plan year, this example assumes the following performance results:

      - EBITDA at the Area level was 100% of target, leading to a payout of 100%;

      - Sales at the Area level was 101% of target, leading to a payout of 110%;

      - EBITDA at the Operating company was 101% of target, leading to a payout of 100%;

      - Sales at the Operating company were 102% of target, yielding a 120% payout;

      - This employee on individual performance met 60% of Metric 1 and 80% of Metric 2.

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To calculate her actual bonus, we multiply each measure target dollar amount by actual performance results:

           PERFORMANCE          BONUS   MULTIPLIED  PERFORMANCE          MEASURE  MULTIPLIED  PAYOUT
             MEASURE           TARGET       BY       WEIGHTING   EQUALS   TARGET      BY        %     EQUALS  PAYOUT
-----------------------------  -------  ----------  -----------  ------  -------  ----------  ------  ------  ------
Area Performance
         -     EBITDA          $ 5,000       X          40%         =    $ 2,000       X       100%      =    $2,000
         -     Sales           $ 5,000       X          20%         =    $ 1,000       X       110%      =    $1,100
Operating Company Performance
         -     EBITDA          $ 5,000       X          20%         =    $ 1,000       X       100%      =    $1,000
         -     Sales           $ 5,000       X          10%         =    $   500       X       120%      =    $  600
Individual Performance
        Metric 1               $ 5,000       X           5%              $   250       X        60%           $  150
        Metric 2               $ 5,000       X           5%         =    $   250       X        80%      =    $  200
                                                       ---               -------                              ------
TOTALS                                                 100%              $ 5,000                              $5,050
                                                       ---               -------                              ------

FUNDING

The Plan will be self-funding, as corporate profitability targets will be established net of target Award payments under the Plan. Therefore, achievement of corporate profitability targets will ensure that the Plan has funded itself.

EXECUTIVE BONUS PLAN PAYMENT

At the end of the Plan Year, after all financial results have been finalized, including approval of corporate/consolidated, operating company and Area performance measures by the Governance and Compensation Committee, actual individual Award payment will be determined. The Award will be paid in cash no later than 75 days following the end of the fiscal year.

ADMINISTRATION OF THE PLAN

The Management Committee of Airgas, Inc. shall have full power to administer and interpret the Plan and, in its sole discretion, may establish or amend rules of general application for the administration of the plan. The Management Committee may amend or terminate the Plan at any time (except as to performance and operating goals under the Plan that must be approved by the Governance and Compensation Committee of the Airgas, Inc. board of directors).

PARTIAL YEAR ELIGIBILITY

Employees who are eligible for the Plan for a portion of the year will receive a prorated Award based on the base salary earned while they are eligible for the Plan.

-     New hires

      -- New employees who are bonus eligible will immediately be eligible for the Plan.

      -- Base salary will be accumulated from the date of hire to the end of the Plan Year, unless eligibility ceases prior to that date. Transfers -- For employees who transfer from one job or employee status to another, eligibility will depend on their award eligibility before and after transferring.

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      --    If an employee transfers from a position that is not bonus eligible to a position that is eligible for an Award under the Plan, the annual incentive award will be prorated based on the time in the bonus eligible position. All calculations are done using year-end financial data.

      -- If an employee transfers from a position that is eligible for an Award under the Plan to a position that is not bonus eligible, the annual incentive award will be prorated based on the length of time in the bonus eligible position. All calculations are done using year-end financial data.

      -- If an employee transfers from one position that is eligible for an Award under the plan to another position that is eligible for an award under the plan, participation in the Plan will continue uninterrupted. However, if the transfer involves a move that will change the weightings used to determine an individual's annual incentive award, the bonus calculation will be based on the pro-rated time spent in each position. All calculations will be done using year-end data. Accountabilities must be established and assessed for each position separately.

-     Promotions

      -- If an employee is promoted during the fiscal year, new accountabilities must be established to reflect the new position.

-     Terminations

      -- Employees who are not employed by Airgas, Inc. on the date the annual incentive award is paid will receive no payment, unless it is contractually stated in a separation agreement and except for the following circumstances:

              - Employees who retire or die during the plan year will be eligible for a prorated annual incentive award. The annual incentive award will be calculated from the date when they become eligible, normally the beginning of the Plan Year to the date of retirement or death.

-     Leave of absence

      -- If an employee is on a leave of absence at the end of the fiscal year, he or she will be eligible for an Award provided that he or she returns to work as an active employee. Any Award paid will be prorated based upon the length of time the employee was actively working during the fiscal year. The calculation will be made using year-end financial data. The Award payment will be made in the next regularly scheduled payroll cycle at the end of the associate's first month of employment following his or her return from leave of absence.

      -- If an employee is on a leave of absence during the fiscal year, and returns during the year, he or she will be eligible for an Award. Any Award paid will be prorated based upon the length of time an associate was actively working during the fiscal year. The calculation will be made using year-end financial data.

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TAX CONSIDERATIONS AND WITHHOLDING

Participants will be required to report taxable income in the year the award is received. The company will withhold taxes in the appropriate amount on all payouts.

BANKRUPTCY

In the event Airgas, Inc. declares bankruptcy, the Management Committee, at its discretion, may immediately discontinue the Plan. In the event that the Plan is discontinued, all participants will forfeit the right to any payments under the Plan.

FUTURE EMPLOYMENT

Payment of an annual incentive Award under this plan does not imply contractual agreement to extend or continue employment of an employee beyond receipt of the annual incentive Award.

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